JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT A

Supplement dated September 26, 2025 to the Statutory Prospectuses and

Initial Summary Prospectuses dated July 24, 2025

Changes to Variable Investment Options

This Supplement is intended for distribution with the Statutory Prospectuses and Initial Summary Prospectuses, as applicable, (each a “prospectus”) dated July 24, 2025, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.). The affected prospectuses belong to the following policies:

Majestic Variable Universal Life 2025	Majestic Variable Universal Life 2025 Employer Market

Changes to Current Expenses

Effective June 1, 2025 (the “Effective Date”), there is a reduction in “Current Expenses” for the JHVIT Blue Chip Growth Trust in the “Appendix: Portfolios Available Under the Contract” section of the prospectus.

Accordingly, the “Current Expenses” of the JHVIT Blue Chip Growth Trust Series NAV portfolio are deleted in the “Appendix: Portfolios Available Under the Contract” section of each prospectus and replaced with the following:

Investment Objective	Portfolio and Adviser/Subadviser	Current	Average Annual Total
		Expenses		Returns
(as of 12/31/24) (%)
			1-Year	5-Year	10-Year
To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.74%*	35.73	14.60	14.87

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should read this supplement together with the prospectus for the contract you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 09/2025

333-286256     333-286257